Exhibit 99.1

VirTra Announces Listing Extension Granted by Nasdaq

TEMPE, Ariz. — June 10, 2022 — VirTra, Inc. (NASDAQ: VTSI) (“VirTra”), a global provider of judgmental use of force training simulators, and firearms training simulators for the law enforcement and military markets, announced today that the Company received notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) that its request for an extension to regain compliance with the Nasdaq Listing Rules has been granted. VirTra has until August 12, 2022 to file both its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) and its Form 10-Q for the quarter ended March 31, 2022 (the “Form 10-Q”) with the U.S. Securities and Exchange Commission. VirTra expects to file the 2021 Annual Report and Form 10-Q by August 12, 2022 and regain compliance with the Nasdaq Listing Rules.

As previously disclosed on April 7, 2022 and May 19, 2022 VirTra received notices from the Listing Qualifications Department of Nasdaq on April 5, 2022 and May 17, 2022, respectively, stating that the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1) because it had not timely filed its 2021 Annual Report and Form 10-Q with the U.S. Securities and Exchange Commission. Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required public financial reports with the SEC.

About VirTra, Inc.

VirTra (NASDAQ: VTSI) is a global provider of judgmental use of force training simulators, firearms training simulators and driving simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship, and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “should,” “could,” “predicts,” “potential,” “continue,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements. All forward-looking statements in this document are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider various factors, uncertainties and risks that could affect our future results or operations. These factors, uncertainties and risks may cause our actual results to differ materially from any forward-looking statement set forth in the reports we file with or furnish to the Securities and Exchange Commission (the “SEC”). You should carefully consider these risk and uncertainties described and other information contained in the reports we file with or furnish to the SEC before making any investment decision with respect to our securities. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact:

Matt Glover and Jeff Grampp, CFA

Gateway Group, Inc.

VTSI@gatewayir.com

949-574-3860